Exhibit 10.1

Execution Version

SIXTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

February 23, 2015

among

ATLAS RESOURCE PARTNERS, L.P.,

as Borrower,

THE LENDERS PARTY HERETO,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

JPMORGAN CHASE BANK, N.A., and

BANK OF AMERICA, N.A.,

as Co-Documentation Agents

WELLS FARGO SECURITIES, LLC,

DEUTSCHE BANK SECURITIES INC., and

CITIBANK GLOBAL MARKETS, INC.,

as Joint Lead Arrangers and Joint Bookrunners

SIXTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Sixth Amendment”), dated as of February 23, 2015 (the “Sixth Amendment Effective Date”), is among ATLAS RESOURCE PARTNERS, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”), each of the Lenders that is a signatory hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of July 31, 2013 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The parties hereto desire to enter into this Sixth Amendment to (i) amend the Credit Agreement in certain respects as set forth herein and (ii) decrease the Borrowing Base from $900,000,000 to $750,000,000, in each case, to be effective as of the Sixth Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Sixth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Sixth Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Sixth Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Affiliates from time to time concerning or relating to bribery or corruption, including, without limitation, the FCPA.

“Available Cash” has the meaning given to such term in the Borrower’s limited partnership agreement, as the same may be amended from time to time to the extent permitted under Section 9.18.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Permitted Second Lien Debt” means (a) Debt of the Borrower under the Permitted Second Lien Debt Documents incurred on or after the Sixth Amendment Effective Date in an aggregate principal amount up to $300,000,000, so long as no Borrowing Base Deficiency exists after giving effect to any applicable reduction in the Borrowing Base pursuant to Section 2.07(f) in connection with any Permitted Second Lien Debt incurred after July 1, 2015, which Debt is secured solely by Liens on Property upon which there exists first priority (subject to Liens permitted under Section 9.03 (other than Liens permitted under clause (h) thereof)) Liens in favor of the Administrative Agent and which are subject to the terms and conditions of the Second Lien Intercreditor Agreement and (b) any second lien Debt incurred to refinance or replace the Debt referred to in the foregoing clause (a), to the extent such refinancing or replacement is permitted under the Second Lien Intercreditor Agreement.

“Permitted Second Lien Debt Documents” means, collectively, the Second Lien Credit Agreement dated as of the Sixth Amendment Effective Date among Wilmington Trust, National Association, as administrative agent, the financial institutions party thereto as “Lenders”, and the Borrower (and any successor credit or term loan agreement in connection with any refinancing thereof permitted hereunder and under the Second Lien Intercreditor Agreement), all guarantees of Permitted Second Lien Debt, and all other agreements, documents or instruments executed and delivered by any Loan Party in connection with, or pursuant to, the incurrence of Permitted Second Lien Debt, as all of such documents are from time to time amended, supplemented or restated in compliance with this Agreement and the Second Lien Intercreditor Agreement.

“Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of any Sanctions (as of the Sixth Amendment Effective Date, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, or by the United Nations Security Council, the European Union or any European Union member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.

“Second Lien Intercreditor Agreement” means (a) the Intercreditor Agreement dated as of the Sixth Amendment Effective Date among Borrower, the other Loan Parties, the Administrative Agent and Wilmington Trust, National Association, as administrative agent under the Permitted Second Lien Debt Documents, and (b) if such Permitted Second Lien Debt is refinanced or replaced in accordance with the terms of the Second Lien Intercreditor Agreement, any successor intercreditor agreement entered into in connection therewith, which shall be on terms and conditions acceptable to the Administrative Agent in its sole discretion, in each case as the same may from time to time be amended, modified, supplemented or restated from time to time.

“Senior Secured Leverage Ratio” means, as of any date of calculation, the ratio of (a) Senior Secured Total Funded Debt on such date to (b) EBITDA for the Rolling Period ending on such date (or the most recently ended Rolling Period in the case of any pro forma calculation of the Senior Secured Leverage Ratio).

“Senior Secured Total Funded Debt” means, as at any date of determination, Total Funded Debt that is not Subordinated Indebtedness and that is secured by a Lien on any assets of the Loan Parties.

“Sixth Amendment” means that certain Sixth Amendment to Second Amended and Restated Credit Agreement dated as of February 23, 2015, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Sixth Amendment Effective Date” means February 23, 2015.

“Subordinated Indebtedness” means the collective reference to any Debt of any Loan Party subordinated in right and time of payment to the obligations of the Loan Parties hereunder and containing such other terms and conditions, in each case as are satisfactory to the Administrative Agent; provided that, for the avoidance of doubt, Permitted Second Lien Debt is not Subordinated Indebtedness.

2.2 Restated Definitions. The definitions of “Applicable Margin”, “Borrowing Base”, “EBITDA”, “Loan Documents” and “Pro Forma Compliance” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Applicable Margin” means, for any day, with respect to any Loan, the applicable rate per annum set forth below based on Borrowing Base Utilization Percentage on such day:

Borrowing Base Utilization Percentage	Eurodollar Loans	ABR Loans	Commitment Fee Rate
≥ 90%	2.75%	1.75%	0.500%
≥ 75% and < 90%	2.50%	1.50%	0.500%
≥ 50% and < 75%	2.25%	1.25%	0.500%
≥ 25% and < 50%	2.00%	1.00%	0.375%
< 25%	1.75%	0.75%	0.375%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of a change in the Borrowing Base Utilization Percentage and ending on the date immediately preceding the effective date of the next such change.

“Borrowing Base” means, at any time, an amount equal to the amount determined in accordance with Section 2.07, as the same may be adjusted from time to time between Redetermination Dates pursuant to Section 2.07(f), Section 2.07(g) or Section 8.12(d). As of the Sixth Amendment Effective Date, the Borrowing Base shall be $750,000,000.

“EBITDA” means, for any period, an amount determined for the Borrower and the Restricted Subsidiaries determined on a consolidated basis in accordance with Section 1.05 equal to (a) the sum of (i) Consolidated Net Income for such period, plus, (ii) without duplication and to the extent deducted from Consolidated Net Income in such period, (A) interest, income taxes, depreciation, depletion, amortization, goodwill and other impairment, non-cash compensation on long-term incentive plans, non-cash losses including non-cash losses resulting from mark to market accounting of Swap Agreements, (B) reasonable and customary fees and expenses incurred or paid in connection with the consummation of the Transactions, the EP Acquisition and other acquisition transactions not prohibited by the terms of this Agreement or the other Loan Documents, (C) any net loss from disposed or discontinued operations, and (D) Restricted Payments made in respect of preferred Equity Interests of the Borrower permitted under Section 9.04 during such period minus (b) to the extent included in Consolidated Net Income, non-cash gains including non-cash gains resulting from mark to market accounting of Swap Agreements; provided that the Partnership Oil and Gas Margin for any period shall not exceed 15% of the Consolidated Gross Margin for such period (and, if applicable, EBITDA shall be reduced by deducting any portions of Consolidated Net Income that are attributable to Partnership Oil and Gas Margin in excess of such percentage).

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Notes, if any, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Intercreditor Agreement, the Second Lien Intercreditor Agreement, and any and all other material agreements or instruments now or hereafter executed and delivered by any Loan Party or any other Person (other than Swap Agreements or agreements regarding the provision of Bank Products with the Lenders or any Affiliate of a Lender or participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with the Indebtedness, this Agreement and the transactions contemplated hereby, as such agreements may be amended, modified, supplemented or restated from time to time.

“Pro Forma Compliance” means, as of any date of determination for purposes of calculating compliance with the financial covenants contained in Section 9.01 on a pro forma basis, (a) with respect to the financial covenants set forth in Section 9.01(a) and 9.01(c), (i) calculating Consolidated Net Income and EBITDA as if the merger or consolidation with any Restricted Subsidiary, the designation of an Unrestricted Subsidiary as a Restricted Subsidiary or any Material Acquisition (each of the foregoing, a “Subject Transaction”), as applicable, had occurred on the first day of the period consisting of the four consecutive fiscal quarters of the Borrower ending on the last day of the fiscal quarter most recently ended for which financial statements have been delivered pursuant to Section 8.01, (ii) calculating Total Funded Debt as of the date of the Subject Transaction (after giving effect to the Subject Transaction and the incurrence of any Debt in such Subject Transaction, but excluding Debt owed to the Borrower or any Restricted Subsidiary) and (iii) otherwise making such calculations in accordance with Regulation S-X of the SEC and (b) with respect to the financial covenants set forth in Section 9.01(b), calculating current assets acquired, and current liabilities assumed, in the Subject Transaction as if such assets and liabilities had been acquired or assumed as of the last day of the fiscal quarter most recently ended for which financial statements have been delivered pursuant to Section 8.01.

2.3 Amendment to definition of “Change of Control” in Section 1.02 of the Credit Agreement. The definition of “Change of Control” is hereby amended by (a) deleting “or” at the end of clause (d), (b) replacing the “.” At the end of clause (e) with “; or”, and (c) adding a new clause (f) thereto, which clause (f) shall read in full as follows:

(f) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” of related persons (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the aggregate ordinary voting power by the issued and outstanding Equity Interests of the General Partner; provided that a “Change of Control” shall not be deemed to occur solely as a result of a transfer of the Equity Interests in the General Partner to a new entity in contemplation of the initial public offering of such new entity, or as a result of any further offering of Equity Interests of such new entity (or securities convertible into such Equity Interests) so long as the persons or entities that are the Beneficial Owners of the Equity Interests in the General Partner on the Sixth Amendment Effective Date hold more than 50% of the aggregate ordinary voting power by the issued and outstanding Equity Interests of such new entity.

2.4 Amendment to definition of “Debt”. The definition of “Debt” in Section 1.02 of the Credit Agreement is hereby amended by inserting “, whether contingent or not” immediately after the words “without duplication” in the first parenthetical contained in such definition.

2.5 Amendment to Section 2.07(f) of the Credit Agreement. Section 2.07(f) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(f) Reduction of Borrowing Base Upon Issuance of Senior Notes or Incurrence of Incremental Second Lien Term Debt. In addition to the other redeterminations of the Borrowing Base provided for herein, and notwithstanding anything to the contrary contained herein, upon (i) the issuance of any Senior Notes permitted by Section 9.02(h), or (ii) the incurrence of additional Permitted Second Lien Debt after the Sixth Amendment Effective Date, the Borrowing Base then in effect shall be automatically reduced by an amount equal to the product of 0.25 multiplied by the stated principal amount of such Senior Notes (without regard to any initial issue discount) or such additional Permitted Second Lien Debt, as applicable, and, in each case, the Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such issuance, effective and applicable to the Borrower, the Administrative Agent, the Issuing Banks, and the Lenders on such date until the next redetermination or modification of the Borrowing Base pursuant to this Agreement; provided, that, notwithstanding the foregoing to the contrary, the Borrowing Base shall not be reduced with respect to any such additional Permitted Second Lien Debt incurred during the period between the Sixth Amendment Effective Date and the date that the Scheduled Redetermination of the Borrowing Base scheduled for on or about July 1, 2015 becomes effective.

2.6 Amendments to Subsidiaries Representation. Clauses (b) and (c) of Section 7.15 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

(b) The Borrower’s and the Guarantors’ Equity Interests in the Designated Partnerships are free and clear of any and all Liens, claims and encumbrances including any preferential rights to purchase and consents to assignments, other than (i) Liens created pursuant to the Security Instruments, (ii) Excepted Liens described in clause (a) of the definition thereof and (iii) Liens permitted under Section 9.03(h) hereof.

(c) The amount and type of the authorized Equity Interests of each of the Persons listed on Schedule 7.15 are accurately described thereon, and all such Equity Interests that are issued and outstanding have been validly issued and are fully paid and nonassessable and are owned by and issued to the Person listed as their owner on Schedule 7.15. The Borrower and each Guarantor have good and marketable title to all the Equity Interests of the Subsidiaries issued to it, free and clear of all Liens other than (i) Liens created pursuant to the Security Instruments, (ii) Excepted Liens described in clause (a) of the definition thereof, and (iii) Liens permitted under Section 9.03(h) hereof, and all such Equity Interests have been duly and validly issued and are fully paid and nonassessable (except to the extent general partnership interests are assessable under applicable law).

2.7 Amendment to Properties Representation.

(a) The first sentence of Section 7.17(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Subject to Immaterial Title Deficiencies, each Loan Party specified as the owner had, as of the date evaluated in the most recently delivered Reserve Report, direct, good and defensible title as owner of a fee or leasehold interest to the Oil and Gas Properties (other than Designated Partnership Properties) evaluated in such Reserve Report free and clear of Liens except Excepted Liens, Liens permitted under Section 9.03(h), and Liens securing the Indebtedness.

(b) A new clause (g) is hereby added at the end of Section 7.17 of the Credit Agreement, which shall read in full as follows:

(g) The interests issued or sold by the Designated Partnerships or Undesignated Partnerships or any Affiliate of the Borrower were issued or sold in compliance with all state and federal laws applicable to such issuance and sale except in each case where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No litigation has been commenced, and the Loan Parties are not aware of any litigation that is contemplated, with respect to the offering or sale of the interests in the Designated Partnerships or Undesignated Partnerships that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

2.8 Amendment to Section 7.23 of the Credit Agreement. Section 7.23 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 7.23 Anti-Corruption Laws and Sanctions. The Borrower, its Subsidiaries and, to the knowledge of the Responsible Officers of the Borrower, their respective officers, employees, directors and agents that act in any capacity in connection with the credit facility established hereby, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or, to the knowledge of the Responsible Officers of the Borrower, any of their respective directors, officers or employees, or (b) to the knowledge of the Responsible Officers of the Borrower, any agent of the Borrower or any Subsidiary that act in any capacity in connection with the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions.

2.9 Amendment to Section 7.24 of the Credit Agreement. Section 7.24 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 7.24 Targa Transactions. (a) None of the Borrower or any of the Guarantors will assume any obligations or liabilities not otherwise permitted under this Agreement in connection with Targa Transactions and (b) none of the assets of the Borrower or the Guarantors which are subject to the Lien in favor of the Administrative Agent will be spun out or otherwise transferred in connection with the Targa Transactions.

2.10 Amendment to Additional Collateral and Guarantors Covenant. Section 8.13 of the Credit Agreement is hereby amended by deleting clause (g) thereof and inserting the following clauses (g), (h) and (i) in lieu thereof:

(g) The Borrower agrees that it will not, and will not permit any Guarantor to, grant a Lien on any Property to secure the Permitted Second Lien Debt without contemporaneously granting to the Administrative Agent, as security for the Indebtedness, a first priority, perfected Lien (provided that Excepted Liens of the type described in clauses (a) to (d) and (f) of the definition thereof may exist, but subject to the provisos at the end of such definition) on the same Property pursuant to Security Instruments in form and substance reasonably satisfactory to the Administrative Agent.

(h) The Borrower will cause any Subsidiary guaranteeing Permitted Second Lien Debt that is not guaranteeing the Indebtedness to contemporaneously become a Guarantor hereunder by executing and delivering a Joinder Agreement.

(i) In furtherance of the foregoing in this Section 8.13, each Loan Party (including any newly created or acquired Material Subsidiary) shall execute and deliver (or otherwise provide, as applicable) to the Administrative Agent such other additional Security Instruments, documents, certificates, legal opinions, title insurance policies, surveys, abstracts, appraisals, environmental assessments, flood information and/or flood insurance policies, in each case as may be reasonably requested by the Administrative Agent and as reasonably satisfactory to the Administrative Agent.

2.11 Amendment to Financial Covenants. Section 9.01 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 9.01 Financial Covenants.

(a) Ratio of Total Funded Debt to EBITDA. The Borrower will not permit, as of the last day of any Rolling Period ending on or after the Sixth Amendment Effective Date, the ratio of Total Funded Debt as of such day to EBITDA for the Rolling Period ending on such day to be greater than (A) as of the last day of the Rolling Periods ending on March 31, 2015, June 30, 2015, September 30, 2015, December 31, 2015, and March 31, 2016, 5.25 to 1.00, (B) as of the last day of the Rolling Periods ending on June 30, 2016, September 30, 2016, and December 31, 2016, 5.00 to 1.00, (C) as of the last day of the Rolling Period ending on March 31, 2017, 4.50 to 1.00, and (D) as of the last day of the Rolling Period ending thereafter, 4.00 to 1.00.

(b) Current Ratio. The Borrower will not permit, as of the last day of any fiscal quarter, the ratio of (A) current assets of the Borrower and the Restricted Subsidiaries determined in accordance with Section 1.05 (including the unused amount of the total Commitments of Lenders that are not Affiliate Lenders (but only to the extent that no Event of Default then exists), and excluding non-cash assets under ASC Topic 815) to (B) current liabilities of the Borrower and the Restricted Subsidiaries determined in accordance with Section 1.05 (excluding non-cash obligations under ASC Topic 815, current maturities of Loans and other long-term Debt and those portions of advance payments received by the Borrower or any of the Restricted Subsidiaries for drilling and completion of oil and gas wells that exceed the cost to the Borrower or any Restricted Subsidiary and are classified as current liabilities) to be less than 1.00 to 1.00.

(c) Senior Secured Leverage Ratio. The Borrower will not permit, as of the last day of any Rolling Period ending on or before December 31, 2016, the ratio of Senior Secured Total Funded Debt as of such day to EBITDA for the Rolling Period ending on such day to be greater than 3.00 to 1.00.

2.12 Amendment to Debt Covenant. Section 9.02 of the Credit Agreement is hereby amended by adding a new clause (p) at the end of such Section, which shall read in full as follows:

(p) Permitted Second Lien Debt incurred by the Borrower and guarantee obligations of any Loan Party in respect thereof; provided, that the Permitted Second Lien Debt and any guarantees in respect thereof are subject to the Second Lien Intercreditor Agreement.

2.13 Amendments to Lien Covenant.

(a) Section 9.03(h) of the Credit Agreement is hereby deleted and replaced with the following clauses (h) and (i):

(h) Liens on Property securing Permitted Second Lien Debt, but only to the extent that the Administrative Agent holds first priority (subject to Liens permitted under Section 9.03 (other than Liens permitted under clause (h) thereof) Liens on such Property and such Liens are subject to the Second Lien Intercreditor Agreement.

(i) other Liens on Property not constituting collateral for the Indebtedness and not otherwise permitted by the foregoing clauses of this Section 9.03; provided that the aggregate principal or face amount of all Debt secured under this Section 9.03(i) shall not exceed $25,000,000 at any time outstanding.

(b) The paragraph at the end of Section 9.03 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Notwithstanding the foregoing, none of the Liens permitted pursuant to this Section 9.03 (other than Liens securing the Indebtedness, Excepted Liens, Immaterial Title Deficiencies, Liens permitted under Section 9.03(g), and Liens permitted under Section 9.03(e) or Section 9.03(h)) may at any time attach (x) to any Oil and Gas Properties directly owned (whether in fee or by leasehold) by the Borrower or any Restricted Subsidiary and evaluated in the most recently delivered Reserve Report, or (y) to any Equity Interests issued by any Undesignated Partnership.

2.14 Amendments to Section 9.04.

(a) Section 9.04(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(ii) so long as no Borrowing Base Deficiency, Default or Event of Default has occurred and is continuing, or would exist immediately after giving effect thereto, the Borrower may make Restricted Payments (including, without limitation, the declaration and payment of cash distributions) of Available Cash to its Equity Interest holders in compliance in all material respects with the terms of the Borrower’s limited partnership agreement.

(b) Section 9.04 of the Credit Agreement is hereby amended by adding a new clause (d) at the end of such Section, which shall read in full as follows:

(d) The Borrower will not, and will not permit any Restricted Subsidiary to, prior to the date that is 120 days after the Maturity Date: (i) call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) any Permitted Second Lien Debt (other than in connection with a refinancing thereof permitted under the Second Lien Intercreditor Agreement), provided that the Borrower may Redeem such Permitted Second Lien Debt with (A) Equity Interests (other than

Disqualified Capital Stock) or the net cash proceeds of any sale of Equity Interests of the Borrower (other than Disqualified Capital Stock) so long as such Redemption occurs within 135 days after the Borrower receives such proceeds or (B) the net cash proceeds of any issuance by the Borrower of Senior Notes so long as such Redemption occurs substantially contemporaneously with the Borrower’s receipt of such proceeds, or (ii) amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Permitted Second Lien Debt Documents if such amendments or other modifications are prohibited under the Second Lien Intercreditor Agreement.

2.15 Amendment to Proceeds of Loans Covenant. Section 9.07 of the Credit Agreement is hereby amended to add the following sentence at the end of such Section:

The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws in any material respect, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

2.16 Amendment to Section 9.18 of the Credit Agreement. Section 9.18 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 9.18 Tax Status as Partnership; Partnership Agreement. The Borrower shall not alter its status as a partnership for purposes of United States Federal income taxes. The Borrower shall not, and shall not permit any Restricted Subsidiary to, amend or modify any provision of any organizational document, or any agreements with Affiliates of the type referred to in Section 9.13, if such amendment or modification (a) could reasonably be expected to have a Material Adverse Effect or (b) would result in an increase in the amount of Available Cash.

2.17 Amendment to Events of Default Section. Section 10.01(k) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(k) any provision of the Loan Documents (including the Intercreditor Agreement and the Second Lien Intercreditor Agreement) material to the rights and interests of the Lenders shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms against any Loan Party, or, in the case of the Intercreditor Agreement and the Second Lien Intercreditor Agreement, against any other party thereto, or any provision of the Loan Documents shall be repudiated, or cease to create a valid and perfected Lien of the priority required thereby on any portion of the collateral purported to be covered thereby that is material to the rights and interests of the Lenders, except to the extent permitted by the terms of this Agreement, or any Loan Party shall so state in writing.

2.18 Amendment to Intercreditor Agreement Section. Section 11.15 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 11.15 Intercreditor Agreement and Second Lien Intercreditor Agreement. The Lenders hereby authorize the Administrative Agent to enter into the Intercreditor Agreement and any Second Lien Intercreditor Agreement and to amend such agreement in accordance with the provisions of Section 12.02. Each Lender (by receiving the benefits thereunder and of the Mortgaged Property pledged pursuant to the Security Instruments) agrees that the terms of the Intercreditor Agreement and any Second Lien Intercreditor Agreement shall be binding on such Lender and its successors and assigns, as if it were a party thereto.

2.19 Amendments to Section 12.01 of the Credit Agreement.

(a) Section 12.01(i) of the Credit Agreement is hereby amended to add the following notice information at the end of such section:

with a copy to:

Paul Hastings LLP

600 Travis Street, 58th Floor

Houston, TX 77002

Attn: James Vallee

Fax: (713) 353-3100

Email: jamesvallee@paulhastings.com

(b) Section 12.01(ii) of the Credit Agreement is hereby amended to add the following notice information at the end of such section:

with a copy to:

Vinson & Elkins L.L.P.

2001 Ross Avenue, Suite 3700

Dallas, TX 75201

Attn: Erec Winandy

Fax: (214) 220-7756

Email: ewinandy@velaw.com

2.20 Amendment to Section 12.04 of the Credit Agreement. Section 12.04(b)(iv) of the Credit Agreement is hereby amended by deleting the words “an agent” from the first sentence and inserting “a non-fiduciary agent” in place thereof.

Section 3. Borrowing Base Decrease. The Borrowing Base shall be decreased, effective as of the Sixth Amendment Effective Date, from $900,000,000 to $750,000,000, and shall remain at $750,000,000 until the next Scheduled Redetermination, Interim Redetermination or other redetermination or adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the Credit Agreement as amended hereby. The Loan Parties, the Administrative Agent and the Lenders agree that (a) the redetermination of the Borrowing Base provided for in this Section 3 shall not be considered or deemed to be a Scheduled Redetermination or Interim Redetermination for purposes of Section 2.07 of the Credit Agreement and (b) the Scheduled Redetermination scheduled for on or about May 1, 2015 shall be postponed to July 1, 2015 (or such date promptly thereafter as reasonably practicable).

Section 4. Conditions Precedent. The effectiveness of the amendments contained in Section 2 hereof is subject to the following:

4.1 The Administrative Agent shall have received duly executed counterparts of this Sixth Amendment from the Loan Parties and the Super Majority Lenders.

4.2 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Sixth Amendment Effective Date, including the amendment fee referred to in Section 4.3 below.

4.3 The Administrative Agent shall have received an amendment fee for the benefit of the Lenders executing this Sixth Amendment (a) on or prior to 5:00 p.m., Dallas, Texas time on February 11, 2015, in an amount for each such Lender equal to 15 basis points (0.15%) and (b) after 5:00 p.m. Dallas, Texas time on February 11, 2015 but on or prior to the Sixth Amendment Effective Date, in an amount for each such Lender equal to 10 basis points (0.10%), in each case, of the amount of such Lender’s Applicable Percentage of the Borrowing Base as of the Sixth Amendment Effective Date (after giving effect to Section 3 hereof).

4.4 The Borrower shall have received, during the period between February 1, 2015 and the Sixth Amendment Effective Date, gross cash proceeds in an aggregate amount not less than $250,000,000 from one or more of (a) the Permitted Second Lien Debt, (b) other unsecured Debt permitted under the Credit Agreement or (c) the issuance of Equity Interests in the Borrower (other than Disqualified Capital Stock), and, if Permitted Second Lien Debt is incurred on the Sixth Amendment Effective Date, the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying true, accurate and complete copies of the material Permitted Second Lien Debt Documents, which Permitted Second Lien Debt Documents shall contain terms and conditions reasonably acceptable to the Administrative Agent.

4.5 The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of the Second Lien Intercreditor Agreement, in form and substance satisfactory to the Administrative Agent in its sole discretion.

4.6 The Borrower shall have publicly announced that its quarterly cash distribution will be no higher than $0.325 per common limited partner unit.

4.7 The conditions set forth in Section 6.02(a)(i) and (ii) of the Credit Agreement shall be satisfied.

Section 5. Intercreditor Agreements. Each Lender hereby consents to the terms of, and authorizes the Administrative Agent to enter into (a) the form of intercreditor agreement with respect to the Permitted Second Lien Debt that is substantially in the form attached hereto as Exhibit A, and (b) the form of Third Amended and Restated Intercreditor Agreement with respect to the Designated Partnership Hedge Facility that is substantially in the form attached hereto as Exhibit B, and each Lender agrees that the terms of each such intercreditor agreement shall be binding on such Lender and its successors and assigns, as if it were a party thereto.

Section 6. Miscellaneous.

6.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Sixth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Sixth Amendment, and this Sixth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

6.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Sixth Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof (other than representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct in all material respects when made), (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Sixth Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Sixth Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that immediately before and after giving effect to this Sixth Amendment, no Default, Event of Default or Borrowing Base Deficiency exists.

6.3 Counterparts. This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Sixth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

6.4 No Oral Agreement. THIS WRITTEN SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5 Governing Law. THIS SIXTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Sixth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

6.7 Severability. Any provision of this Sixth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8 Successors and Assigns. This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.9 FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Sixth Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Signature pages follow]

The parties hereto have caused this Sixth Amendment to be duly executed as of the day and year first above written.

BORROWER:	ATLAS RESOURCE PARTNERS, L.P.

	By:	Atlas Energy Group, LLC,
its general partner

By:
		Name:	Sean McGrath
		Title:	Chief Financial Officer

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ATLAS ENERGY HOLDINGS OPERATING COMPANY, LLC, a Delaware limited liability company

ATLAS ENERGY COLORADO, LLC, a Colorado limited liability company

ATLAS ENERGY INDIANA, LLC, an Indiana limited liability company

ATLAS ENERGY OHIO, LLC, an Ohio limited liability company

ATLAS ENERGY TENNESSEE, LLC, a Pennsylvania limited liability company

ATLAS NOBLE, LLC, a Delaware limited liability company

ATLAS RESOURCES, LLC, a Pennsylvania limited liability company

REI-NY, LLC, a Delaware limited liability company

RESOURCE ENERGY, LLC, a Delaware limited liability company

RESOURCE WELL SERVICES, LLC, a Delaware limited liability company

VIKING RESOURCES, LLC, a Pennsylvania limited liability company

ARP BARNETT, LLC, a Delaware limited liability company

ARP OKLAHOMA, LLC, an Oklahoma limited liability company

ARP BARNETT PIPELINE, LLC, a Delaware limited liability company

ATLAS BARNETT, LLC, a Texas limited liability company

ARP PRODUCTION COMPANY, LLC, a Delaware limited liability company

ARP MOUNTAINEER PRODUCTION, LLC, a Delaware limited liability company

ARP RANGELY PRODUCTION, LLC, a Delaware limited liability company

ARP EAGLE FORD, LLC, a Texas limited liability company

By:
Sean McGrath
Chief Financial Officer

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, as Administrative Agent and an Issuing Bank

By:
Jason M. Hicks
Managing Director

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CITIBANK, N.A., as a Lender and an Issuing Bank

By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

JPMORGAN CHASE BANK, N.A., as a Lender and an Issuing Bank

By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

NATIXIS, as a Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

SANTANDER BANK, N.A., formerly known as Sovereign Bank, N.A., as a Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

COMERICA BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ABN AMRO CAPITAL USA LLC, as a Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

SUNTRUST BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ROYAL BANK OF CANADA, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

COMPASS BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CADENCE BANK, N.A., as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ING CAPITAL LLC, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

THE HUNTINGTON NATIONAL BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

THE BANK OF NOVA SCOTIA, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

WHITNEY BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

ONEWEST BANK N.A., as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ATLAS RESOURCE PARTNERS, L.P.

EXHIBIT A

FORM OF SECOND LIEN INTERCREDITOR AGREEMENT

[Attached]

EXHIBIT B

THIRD AMENDED AND RESTATED INTERCREDITOR AGREEMENT –

DESIGNATED PARTNERSHIP HEDGE FACILITY

[Attached]